SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 2, 2004

Date of Report
(Date of earliest event reported)

RS GROUP OF COMPANIES, INC.

(Exact name of registrant as specified in this charter)

FLORIDA	0-50046	65-1082128

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 YORKLAND BLVD., SUITE 200, TORONTO, ONTARIO, CANADA M2J 5C1

(Address and Zip Code of Principal Executive Offices)
Issuer’s Telephone Number: (416)391-4223

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE(S)
INDEX TO EXHIBITS
PRESS RELEASE DATED AUGUST 2, 2004

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Exhibits.

     99.1 Press release dated July 30, 2004.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RS GROUP OF COMPANIES, INC.
Date: August 2, 2004	By:	/s/ John Hamilton
John Hamilton, Chairman and Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER; DESCRIPTION

99.1. Press release dated August 2, 2004.